Exhibit 99.2

2nd Quarter 2009 Supplemental Financial Information

Marshall & Ilsley Corporation

(NYSE:  MI

The following unaudited financial information has been provided for the benefit of showing M&I's current versus historical results.

Beginning with the second quarter 2009, the Corporation modified its definition of nonperforming assets to exclude renegotiated loans and loans past due 90 days or more because these loans were performing in accordance with their current terms.  Prior periods presented have been adjusted for this reclassification.

On January 1, 2009, M&I adopted Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements ("SFAS 160").  In accordance with SFAS 160, noncontrolling interests in consolidated subsidiaries, formerly known as minority interests, were reclassified from other liabilities and are now reported as a component of equity in the consolidated balance sheet information presented.  All prior periods presented have been adjusted for this reclassification. Consistent with the presentation prior to the adoption of SFAS 160, the unaudited consolidated income statement information is presented net of  the net income or loss attributable to the noncontrolling interests and therefore, only represents the net income or loss attributable to M&I.

On November 1, 2007, the separation of Metavante Technologies, Inc. ("Metavante") from M&I was completed.  For all periods presented, the financial condition and results of operations of Metavante have been de-consolidated from M&I's historical consolidated financial condition and results of operations and are reported as discontinued operations in the accompanying unaudited  financial  information.

For additional inquiries or

questions, please contact:

M&I Investor Relations

(414) 765-7801

e-mail:  micorp@micorp.com

Gregory A. Smith

Chief Financial Officer

(414) 765-7727

David L. Urban

Director of Investor Relations

(414) 765-7853

James E. Sandy

VP/External Financial Reporting

(414) 765-8314

Marshall & Ilsley Corporation

Quarterly Financial Information

	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.
	2009	2009	2008	2008	2008	2008	2007	2007	2007
PER COMMON SHARE DATA
Diluted:
Income (Loss) from Continuing Operations	($0.50)	($0.44)	($7.25)	$0.32	($1.52)	$0.56	($0.09)	$0.65	$0.68
Net Income (Loss)	(0.50)	(0.44)	(7.25)	0.32	(1.52)	0.56	1.83	0.83	0.83

Basic:
Income (Loss) from Continuing Operations	(0.50)	(0.44)	(7.25)	0.32	(1.52)	0.56	(0.09)	0.66	0.69
Net Income (Loss)	(0.50)	(0.44)	(7.25)	0.32	(1.52)	0.56	1.86	0.84	0.85

Dividend Declared per Common Share	0.01	0.01	0.32	0.32	0.32	0.31	0.31	0.31	0.31
Book Value per Common Share	13.78	17.45	17.58	25.12	25.26	27.09	26.86	26.45	25.20
Common Shares Outstanding (millions):
Average - Diluted	280.8	264.5	261.0	259.2	258.6	262.3	269.4	266.3	264.8
End of Period	368.1	265.7	265.3	260.0	259.4	259.1	263.5	267.1	257.1

INCOME STATEMENT ($millions)

Net Interest Income (FTE)	$398.5	$408.8	$469.0	$447.5	$454.6	$437.5	$425.9	$410.2	$406.8
Provision for Loan & Lease Losses	468.2	477.9	850.4	155.0	886.0	146.3	235.1	41.5	26.0

Wealth Management	65.8	62.7	64.2	71.3	74.8	71.9	70.1	66.5	65.6
Service Charge on Deposits	34.1	35.3	35.9	36.7	37.9	35.7	32.0	30.9	30.1
Mortgage Banking	18.0	10.8	4.5	5.5	6.6	9.4	5.4	6.5	12.0
Net Investment Securities Gains (Losses)	82.7	0.1	(9.9)	1.0	0.5	25.7	4.9	8.9	19.4
Bank-Owned Life Insurance Revenue	8.0	9.3	(1.2)	12.8	12.0	12.4	11.8	10.5	8.0
Other	58.6	58.5	72.6	56.5	55.2	56.1	79.5	60.0	51.4
Total Non-Interest Revenues	267.2	176.7	166.1	183.8	187.0	211.2	203.7	183.3	186.5

Salaries & Employee Benefits	187.2	155.2	178.0	184.0	186.6	174.7	174.0	166.8	168.9
Net Occupancy and Equipment	32.4	33.8	32.8	31.7	31.2	31.2	28.8	27.7	28.1
Software Expenses	7.0	6.6	5.6	6.5	6.3	6.2	6.5	4.9	4.7
Processing Charges	33.8	33.7	33.0	33.2	33.7	32.1	36.2	33.9	33.2
Supplies, Printing, Postage and Delivery	8.9	9.1	9.5	9.3	11.6	11.8	10.6	10.5	10.9
FDIC Insurance	49.2	15.1	7.2	6.0	2.2	1.9	1.1	0.9	1.0
Professional Services	22.0	19.2	23.9	16.5	18.2	13.5	15.9	9.1	9.3
Intangible Amortization	5.8	5.8	6.4	6.0	6.0	5.9	5.4	5.4	5.2
Goodwill Impairment	-	-	1,535.1	-	-	-	-	-	-
Other	68.8	67.0	106.4	66.8	84.6	38.5	167.6	34.3	33.0
Total Non-Interest Expenses	415.1	345.5	1,937.9	360.0	380.4	315.8	446.1	293.5	294.3

Tax Equivalent Adjustment	6.7	7.1	7.0	6.8	7.0	7.1	7.1	7.0	7.0
Pre-Tax Income (Loss)	(224.3)	(245.0)	(2,160.2)	109.5	(631.8)	179.5	(58.7)	251.5	266.0
Provision (Benefit) for Income Taxes	(110.0)	(153.0)	(281.2)	26.4	(238.0)	33.3	(34.2)	77.8	87.1

Income (Loss) from Continuing Operations	(114.3)	(92.0)	(1,879.0)	83.1	(393.8)	146.2	(24.5)	173.7	178.9

Discontinued Operations, Net of Tax
Separation Transaction Costs	-	-	-	-	-	-	(18.6)	(4.0)	(1.5)
Gain on Sale of Metavante	-	-	-	-	-	-	525.6	-	-
Metavante Net Income	-	-	-	-	-	-	11.4	50.2	42.9
Net Income (Loss) Attributable to M&I	($114.3)	($92.0)	($1,879.0)	$83.1	($393.8)	$146.2	$493.9	$219.9	$220.3
Preferred Dividends	(25.0)	(24.9)	(12.7)	-	-	-	-	-	-
Net Income (Loss) Attributable to M&I Common Shareholders	($139.3)	($116.9)	($1,891.7)	$83.1	($393.8)	$146.2	$493.9	$219.9	$220.3

Marshall & Ilsley Corporation

Quarterly Financial Information

	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2009	2008	2008	2008	2008	2007	2007	2007
ASSETS - END OF PERIOD ($millions)

Cash & Due From Banks	$797	$745	$851	$982	$1,316	$1,360	$1,369	$1,034	$1,196
Trading Assets	261	687	518	163	133	195	125	48	51
Short - Term Investments	916	451	231	137	596	307	462	717	539
Investment Securities	6,125	7,728	7,668	7,383	7,695	7,853	7,818	7,179	7,492
Loan to Metavante	-	-	-	-	-	-	-	982	982
Loans & Leases:
Commercial Loans & Leases
Commercial Loans	14,282	14,576	14,880	15,185	15,328	14,901	13,794	13,052	12,518
Commercial Lease Financing	510	532	562	526	514	513	533	517	513
Total Commercial Loans & Leases	14,792	15,108	15,442	15,711	15,842	15,414	14,327	13,569	13,031
Commercial Real Estate
Commercial Real Estate	13,938	12,999	12,542	12,113	11,891	11,574	11,096	10,875	10,463
Commercial Construction & Development	3,790	4,643	5,063	5,406	5,355	5,383	4,958	4,814	4,526
Total Commercial Real Estate	17,728	17,642	17,605	17,519	17,246	16,957	16,054	15,689	14,989
Residential Real Estate
Residential Real Estate	5,615	5,711	5,734	5,675	5,632	5,358	4,592	4,357	4,223
Residential Construction & Development	3,040	3,608	3,980	4,354	4,614	4,984	5,153	5,343	5,259
Total Residential Real Estate	8,655	9,319	9,714	10,029	10,246	10,342	9,745	9,700	9,482
Personal Loans & Leases:
Personal Loans	2,068	1,952	1,929	1,902	1,714	1,665	1,560	1,515	1,394
Personal Lease Financing	179	199	213	203	193	200	197	192	180
Home Equity Loans & Lines	4,912	5,025	5,082	5,053	4,992	4,722	4,413	4,304	4,206
Total Consumer Loans & Leases	7,159	7,176	7,224	7,158	6,899	6,587	6,170	6,011	5,780
Total Loans & Leases	48,334	49,245	49,985	50,417	50,233	49,300	46,296	44,969	43,282
Reserve for Loan & Lease Losses	(1,368)	(1,352)	(1,202)	(1,031)	(1,029)	(544)	(496)	(453)	(431)
Premises and Equipment, net	573	570	565	542	524	514	470	470	457
Goodwill & Intangibles	757	758	763	2,237	2,242	2,246	1,808	1,824	1,745
Other Assets	3,393	2,958	2,957	2,671	2,550	2,167	1,997	2,638	1,605
Total Assets of Continuing Operations	59,788	61,790	62,336	63,501	64,260	63,398	59,849	59,408	56,918
Assets of Discontinued Operations	-	-	-	-	-	-	-	1,360	1,380
Total Assets	$59,788	$61,790	$62,336	$63,501	$64,260	$63,398	$59,849	$60,768	$58,298

LIABILITIES - END OF PERIOD ($millions)

Deposits:
Noninterest Bearing	$7,848	$6,988	$6,880	$6,359	$6,390	$6,138	$6,174	$5,559	$5,739
Interest Bearing:
Savings & NOW	4,893	3,628	3,454	3,151	3,253	3,187	3,062	2,813	2,833
Money Market	9,979	10,614	10,753	10,640	10,774	11,673	10,841	11,534	10,885
Time Deposits	18,080	17,725	18,072	17,958	17,478	14,854	12,507	11,492	12,765
Foreign Deposits	392	609	1,864	1,932	3,278	2,875	2,607	3,010	3,317
Total Interest Bearing Deposits	33,344	32,576	34,143	33,681	34,783	32,589	29,017	28,849	29,800
Total Deposits	41,192	39,564	41,023	40,040	41,173	38,727	35,191	34,408	35,539
Short - Term Borrowings	1,475	5,336	4,058	6,267	6,036	7,045	6,811	7,168	3,258
Long - Term Borrowings	9,297	9,539	9,614	9,714	9,565	9,672	9,873	10,809	12,119
Other Liabilities	1,135	1,100	1,371	978	962	970	931	1,400	911
Liabilities of Discontinued Operations	-	-	-	-	-	-	-	(62)	10
Total Liabilities	53,099	55,539	56,066	56,999	57,736	56,414	52,806	53,723	51,837

EQUITY - END OF PERIOD ($millions)

Preferred Equity	1,643	1,639	1,636	-	-	-	-	-	-
Common Equity	5,105	4,677	4,782	6,599	6,582	7,042	7,086	7,068	6,502
Unrealized Gains (Losses) on Securities	4	15	(57)	(68)	(31)	9	(10)	(29)	(80)
Unrealized Gains (Losses) on Derivatives	(75)	(93)	(103)	(42)	(40)	(80)	(47)	(21)	12
Postretirement Benefits - Funded Status	1	2	2	3	3	3	4	4	4
Accumulated Other Comprehensive Income	(70)	(76)	(158)	(107)	(68)	(68)	(53)	(46)	(64)
Total Common Equity	5,035	4,601	4,624	6,492	6,514	6,974	7,033	7,022	6,438
Marshall & Ilsley Corporation Shareholders' Equity	6,678	6,240	6,260	6,492	6,514	6,974	7,033	7,022	6,438
Noncontrolling Interest in Subsidiaries	11	11	10	10	10	10	10	23	23
Total Equity	6,689	6,251	6,270	6,502	6,524	6,984	7,043	7,045	6,461

Total Liabilities & Equity	$59,788	$61,790	$62,336	$63,501	$64,260	$63,398	$59,849	$60,768	$58,298

Marshall & Ilsley Corporation

Quarterly Financial Information

	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.
	2009	2009	2008	2008	2008	2008	2007	2007	2007
AVERAGE ASSETS ($millions)

Cash & Due from Banks	$748	$803	$867	$892	$879	$953	$1,000	$1,022	$1,004
Trading Assets	581	585	304	144	162	179	78	49	58
Short - Term Investments	459	570	617	387	371	332	468	393	270
Investment Securities	7,314	7,689	7,298	7,509	7,735	7,911	7,672	7,388	7,548
Loan to Metavante	-	-	-	-	-	-	331	982	982
Loans & Leases:
Commercial Loans & Leases:
Commercial Loans	14,404	14,745	14,888	15,002	15,086	14,389	13,264	12,755	12,494
Commercial Lease Financing	522	547	534	511	517	522	528	510	507
Total Commercial Loans & Leases	14,926	15,292	15,422	15,513	15,603	14,911	13,792	13,265	13,001
Commercial Real Estate
Commercial Real Estate	13,549	12,872	12,203	11,942	11,703	11,507	10,920	10,728	10,403
Commercial Construction & Development	4,188	4,820	5,490	5,419	5,423	5,436	4,941	4,680	4,379
Total Commercial Real Estate	17,737	17,692	17,693	17,361	17,126	16,943	15,861	15,408	14,782
Residential Real Estate
Residential Real Estate	5,697	5,768	5,675	5,631	5,525	5,182	4,445	4,277	4,131
Residential Construction & Development	3,399	3,851	4,296	4,538	4,950	5,116	5,285	5,300	5,258
Total Residential Real Estate	9,096	9,619	9,971	10,169	10,475	10,298	9,730	9,577	9,389
Personal Loans & Leases:
Personal Loans	1,959	1,942	1,878	1,766	1,693	1,590	1,520	1,426	1,333
Personal Lease Financing	190	207	211	196	199	198	195	186	176
Home Equity Loans & Lines	4,969	5,064	5,071	5,027	4,835	4,670	4,344	4,248	4,223
Total Consumer Loans & Leases	7,118	7,213	7,160	6,989	6,727	6,458	6,059	5,860	5,732
Total Loans & Leases	48,877	49,816	50,246	50,032	49,931	48,610	45,442	44,110	42,904
Reserve for Loan & Lease Losses	(1,361)	(1,245)	(1,183)	(1,083)	(682)	(557)	(492)	(444)	(432)
Premises and Equipment, net	572	569	552	533	521	509	471	467	457
Goodwill & Intangibles	757	761	2,237	2,239	2,244	2,242	1,819	1,823	1,741
Other Assets	2,998	2,889	2,671	2,411	2,329	2,174	2,048	1,892	1,671
Total Assets of Continuing Operations	60,945	62,437	63,609	63,064	63,490	62,353	58,837	57,682	56,203
Assets of Discontinued Operations	-	-	-	-	-	-	520	1,542	1,500
Total Assets	$60,945	$62,437	$63,609	$63,064	$63,490	$62,353	$59,357	$59,224	$57,703

Memo:
Average Earning Assets	$57,231	$58,660	$58,465	$58,072	$58,199	$57,032	$53,991	$52,922	$51,762
Average Earning Assets Excluding Investment Securities
Unrealized Gains / (Losses)	$57,191	$58,719	$58,600	$58,137	$58,198	$56,998	$54,009	$53,010	$51,808

AVERAGE LIABILITIES ($millions)

Deposits:
Noninterest Bearing	$7,355	$6,482	$6,063	$5,909	$5,828	$5,629	$5,563	$5,513	$5,459
Interest Bearing:
Savings & NOW	4,175	3,530	3,228	3,293	3,273	3,202	2,842	2,899	2,930
Money Market	10,207	10,631	10,641	10,545	11,199	11,687	10,810	11,474	10,381
Time Deposits	17,652	17,901	18,272	17,328	15,977	13,960	12,080	12,049	12,321
Foreign Deposits	469	1,123	2,406	2,613	2,776	3,250	3,347	2,909	2,585
Total Interest Bearing Deposits	32,503	33,185	34,547	33,779	33,225	32,099	29,079	29,331	28,217
Total Deposits	39,858	39,667	40,610	39,688	39,053	37,728	34,642	34,844	33,676
Short - Term Borrowings	4,206	5,724	5,035	6,415	6,799	6,416	5,725	4,491	4,297
Long - Term Borrowings	9,440	9,571	9,686	9,653	9,639	10,020	10,674	11,902	11,942
Other Liabilities	1,041	1,122	978	774	1,023	1,152	1,094	1,038	1,034
Liabilities of Discontinued Operations	-	-	-	-	-	-	39	165	170
Total Liabilities	54,545	56,084	56,309	56,530	56,514	55,316	52,174	52,440	51,119

AVERAGE EQUITY ($millions)

Marshall & Ilsley Corporation Shareholders' Equity	6,389	6,343	7,290	6,524	6,966	7,027	7,168	6,761	6,524
Noncontrolling Interest in Subsidiaries	11	10	10	10	10	10	15	23	60
Total Equity	6,400	6,353	7,300	6,534	6,976	7,037	7,183	6,784	6,584

Total Liabilities & Equity	$60,945	$62,437	$63,609	$63,064	$63,490	$62,353	$59,357	$59,224	$57,703

Memo:
Average Interest Bearing Liabilities	$46,149	$48,480	$49,268	$49,847	$49,663	$48,535	$45,478	$45,724	$44,456

Marshall & Ilsley Corporation

Quarterly Financial Information

	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2009	2008	2008	2008	2008	2007	2007	2007
Construction and Development Loans - End of Period ($millions)

Commercial
Construction	$2,885	$3,791	$4,233	$4,448	$4,363	$4,411	$4,052	$3,929	$3,706
Land	905	852	830	958	992	972	906	885	820
Total Commercial	3,790	4,643	5,063	5,406	5,355	5,383	4,958	4,814	4,526

Residential
Construction by Individuals	599	752	881	963	1,013	995	1,041	1,045	965
Land	1,898	2,044	2,122	2,189	2,304	2,454	2,513	2,536	2,463
Construction by Developers	543	812	977	1,202	1,297	1,535	1,599	1,762	1,831
Total Residential	3,040	3,608	3,980	4,354	4,614	4,984	5,153	5,343	5,259

Total Construction and Land Development	$6,830	$8,251	$9,043	$9,760	$9,969	$10,367	$10,111	$10,157	$9,785

	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.
	2009	2009	2008	2008	2008	2008	2007	2007	2007
Construction and Development Loans - Average ($millions)

Commercial
Construction	$3,290	$3,966	$4,577	$4,433	$4,431	$4,463	$4,044	$3,816	$3,607
Land	898	854	913	986	992	973	897	864	772
Total Commercial	4,188	4,820	5,490	5,419	5,423	5,436	4,941	4,680	4,379

Residential
Construction by Individuals	690	834	938	1,009	1,013	1,010	1,055	1,012	965
Land	2,016	2,094	2,200	2,254	2,419	2,511	2,521	2,497	2,431
Construction by Developers	693	923	1,158	1,275	1,518	1,595	1,709	1,791	1,862
Total Residential	3,399	3,851	4,296	4,538	4,950	5,116	5,285	5,300	5,258

Total Construction and Land Development	$7,587	$8,671	$9,786	$9,957	$10,373	$10,552	$10,226	$9,980	$9,637

Definitions

Commercial Construction - Loans primarily to mid-sized local and regional companies to construct a variety of commercial projects.

Commercial Land - Loans primarily to mid-sized local and regional companies to acquire and develop land for a variety of commercial projects.

Residential Construction by Individuals - Loans primarily to individuals to construct 1-4 family homes.

Residential Land - Loans primarily to individuals and mid-sized local and regional builders to acquire and develop land for 1-4 family homes.

Residential Construction by Developers - Loans primarily to mid-sized local and regional builders to construct 1-4 family homes in residential subdivisions.

Marshall & Ilsley Corporation

Quarterly Financial Information

	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.
	2009	2009	2008	2008	2008	2008	2007	2007	2007

KEY RATIOS

Net Interest Margin (FTE) / Avg. Earning Assets	2.79%	2.82%	3.18%	3.06%	3.14%	3.09%	3.13%	3.07%	3.15%
Interest Spread (FTE)	2.39	2.48	2.77	2.65	2.71	2.53	2.42	2.43	2.49

Efficiency Ratio	70.7	59.0	n.m.	57.0	59.3	50.6	71.2	49.9	51.3

Return on Assets - Income from Continuing Operations	n.m.	n.m.	n.m.	0.52	n.m.	0.94	n.m.	1.19	1.28
Return on Assets - Net Income	n.m.	n.m.	n.m.	0.52	n.m.	0.94	3.30	1.47	1.53

Return on M&I Shareholders' Equity - Income from Continuing Operations	n.m.	n.m.	n.m.	5.07	n.m.	8.37	n.m.	10.19	11.00
Return on M&I Shareholders' Equity - Net Income	n.m.	n.m.	n.m.	5.07	n.m.	8.37	27.34	12.91	13.54

Equity / Assets (End of Period) (b)	11.2	10.1	10.1	10.2	10.2	11.0	11.8	11.6	11.1
Tangible Common Equity / Tangible Assets (End of Period)	7.3	6.4	6.4	7.0	7.0	7.8	9.1	6.4	5.8
Tangible Total Equity / Tangible Assets (End of Period) (b)	10.1	9.1	9.0	7.0	7.0	7.8	9.1	6.4	5.8

MARGIN ANALYSIS (a)

Loans and Leases:
Commercial Loans & Leases	4.01%	3.90%	5.36%	5.29%	5.37%	6.25%	7.30%	7.61%	7.58%
Commercial Real Estate	4.67	4.70	5.70	5.82	6.03	6.56	7.27	7.51	7.58
Residential Real Estate	4.82	5.08	5.40	5.72	6.02	6.43	6.90	7.14	7.28
Home Equity Loans & Lines	5.06	5.19	5.84	6.16	6.27	6.89	7.33	7.51	7.52
Personal Loans & Leases	5.64	5.54	6.08	6.16	6.38	6.98	7.54	7.71	7.81
Total Loans & Leases	4.58	4.62	5.56	5.68	5.86	6.49	7.22	7.47	7.52
Loan to Metavante	-	-	-	-	-	-	4.31	4.36	4.41
Investment Securities	4.11	4.26	4.63	4.62	4.77	5.03	5.13	5.27	5.30
Trading Securities	1.75	1.33	1.86	1.27	1.06	1.51	1.83	1.98	2.47
Short-Term Investments	0.35	0.45	1.13	2.26	2.36	3.53	4.89	5.30	5.10
Interest Income (FTE) / Avg. Interest Earning Assets	4.45%	4.50%	5.38%	5.51%	5.68%	6.25%	6.87%	7.08%	7.11%
Interest Bearing Deposits:
Savings & NOW	0.29%	0.13%	0.32%	0.47%	0.52%	0.97%	1.19%	1.29%	1.28%
Money Market	0.72	0.62	1.16	1.70	1.80	2.96	3.98	4.36	4.32
Time Deposits	2.64	2.71	3.48	3.55	3.84	4.47	4.91	5.01	4.94
Foreign Deposits	0.36	0.33	0.59	1.59	1.76	2.96	4.47	5.04	5.12
Total Interest Bearing Deposits	1.71	1.69	2.27	2.52	2.65	3.42	4.15	4.39	4.35
Short-Term Borrowings	0.27	0.28	1.06	2.15	2.25	3.36	4.66	5.17	5.23
Long-Term Borrowings	4.06	4.24	4.64	4.51	4.58	4.91	5.14	5.09	5.05
Interest Expense / Avg. Interest Bearing Liabilities	2.06%	2.02%	2.61%	2.86%	2.97%	3.72%	4.45%	4.65%	4.62%
Net Interest Margin (FTE) / Avg. Earning Assets	2.79%	2.82%	3.18%	3.06%	3.14%	3.09%	3.13%	3.07%	3.15%
Interest Spread (FTE)	2.39%	2.48%	2.77%	2.65%	2.71%	2.53%	2.42%	2.43%	2.49%

CREDIT QUALITY ($ millions)

Nonaccrual Loans & Leases	$2,428.5	$1,960.8	$1,457.8	$1,226.4	$984.3	$772.8	$686.9	$445.8	$373.4
Nonaccrual Loans Held for Sale	73.7	113.8	69.2	34.2	22.5	1.3	0.0	0.0	0.0
Total Nonperforming Loans & Leases	$2,502.2	$2,074.6	$1,527.0	$1,260.6	$1,006.8	$774.1	$686.9	$445.8	$373.4
Other Real Estate Owned (OREO)	356.7	344.3	320.9	267.2	207.1	177.8	115.1	77.3	24.4
Total Nonperforming Assets (c)	$2,858.9	$2,418.9	$1,847.9	$1,527.8	$1,213.9	$951.9	$802.0	$523.1	$397.8

Renegotiated Loans	$832.8	$446.0	$270.3	$89.5	$16.5	$0.1	$224.4	$0.1	$0.1

Loans Past Due 90 Days or More	$15.1	$16.1	$14.5	$12.1	$17.7	$12.8	$13.9	$7.7	$10.5

Notes:	(a)	Based on average balances excluding fair value adjustments for available for sale securities.
	(b)	Includes preferred equity and noncontrolling interest in subsidiaries.
	(c)	Beginning with the second quarter 2009, the Corporation modified its definition of nonperforming loans & leases and nonperforming assets to exclude renegotiated loans and loans past due 90 days or more because these loans were performing in accordance with their current terms. Prior periods presented have been adjusted for this reclassification.

Marshall & Ilsley Corporation

Quarterly Financial Information

	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.
	2009	2009	2008	2008	2008	2008	2007	2007	2007
CREDIT QUALITY RATIOS

Net Charge-Offs / Average Loans & Leases	3.71%	2.67%	5.38%	1.21%	3.23%	1.08%	1.67%	0.23%	0.22%
Loan & Lease Loss Reserve / Period-End Loans & Leases	2.83	2.75	2.41	2.05	2.05	1.10	1.07	1.01	1.00
Nonperforming Assets / Period-End Loans & Leases and OREO	5.87	4.88	3.67	3.01	2.41	1.92	1.73	1.16	0.92
Nonperforming Loans & Leases / Period-End Loans & Leases	5.18	4.21	3.05	2.50	2.00	1.57	1.48	0.99	0.86
Loan & Lease Loss Reserve / Nonperforming Loans & Leases (a)	56	69	82	84	105	70	72	102	115

RECONCILIATION OF RESERVE FOR LOAN & LEASE LOSSES (b)
($ millions)

Beginning Balance	$1,352.1	$1,202.2	$1,031.5	$1,028.8	$543.5	$496.2	$452.7	$431.0	$423.1
Provision for Loan and Lease Losses	468.2	477.9	850.4	155.0	886.0	146.3	235.1	41.5	26.0
Allowance of Banks & Loans Acquired	-	-	-	-	-	32.1	-	6.2	5.5
Loans and Leases Charged Off:
Commercial	69.0	65.5	101.2	32.8	39.9	4.4	58.5	4.6	15.4
Real Estate	383.5	265.0	576.0	124.0	362.6	123.8	130.4	19.1	7.8
Personal	8.8	7.4	8.6	6.3	5.6	6.9	4.9	6.1	4.5
Leases	1.1	2.3	0.7	0.2	0.7	0.7	0.9	0.4	0.5
Total Charge-Offs	462.4	340.2	686.5	163.3	408.8	135.8	194.7	30.2	28.2
Recoveries on Loans and Leases:
Commercial	2.6	2.0	2.1	2.3	2.3	0.9	1.3	1.9	1.8
Real Estate	5.7	7.4	2.9	6.9	4.2	2.3	0.4	0.9	1.1
Personal	1.2	1.2	1.1	1.4	1.2	1.1	1.0	0.9	1.1
Leases	0.3	1.6	0.6	0.4	0.4	0.4	0.4	0.5	0.6
Total Recoveries	9.8	12.2	6.7	11.0	8.1	4.7	3.1	4.2	4.6
Net Loan and Lease Charge-offs	452.6	328.0	679.8	152.3	400.7	131.1	191.6	26.0	23.6
Ending Balance	$1,367.8	$1,352.1	$1,202.2	$1,031.5	$1,028.8	$543.5	$496.2	$452.7	$431.0

Notes:	(a)	Excludes nonaccrual loans held for sale.
	(b)	May not add due to rounding.

Marshall & Ilsley Corporation

Quarterly Financial Information

	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.
	2009	2009	2008	2008	2008	2008	2007	2007	2007
SELECTED SEGMENTS ($millions)

Commercial Banking
Net Interest Income	$214.6	$199.6	$201.9	$191.2	$194.6	$188.9	$176.4	$171.8	$168.8
Provision for Loan and Lease Losses	193.4	154.4	532.1	97.2	769.6	120.2	207.6	10.6	9.6
Net Interest Income / (Loss) after Provision for Loan and Lease Losses	21.2	45.2	(330.2)	94.0	(575.0)	68.7	(31.2)	161.2	159.2

Other Income	14.8	26.7	26.0	28.2	26.2	24.7	23.2	22.2	21.6
Goodwill Impairment	-	-	925.6	-	-	-	-	-	-
All Other Expense	69.6	57.6	72.7	64.7	81.6	64.3	53.7	49.6	48.0
Income (Loss) Before Income Taxes	(33.6)	14.3	(1,302.5)	57.5	(630.4)	29.1	(61.7)	133.8	132.8
Income Tax Expense (Benefit)	(13.5)	5.7	(163.8)	23.0	(252.2)	11.6	(24.7)	53.5	53.1

Segment Income (Loss)	($20.1)	$8.6	($1,138.7)	$34.5	($378.2)	$17.5	($37.0)	$80.3	$79.7

Identifiable Assets	$24,944.8	$25,478.6	$25,771.3	$27,167.9	$27,537.6	$27,406.7	$25,403.7	$23,841.1	$22,942.8

Community Banking
Net Interest Income	$166.1	$173.4	$204.8	$194.2	$197.7	$196.1	$197.7	$195.4	$193.8
Provision for Loan and Lease Losses	194.5	133.5	120.9	62.3	107.1	26.7	27.2	7.4	7.3
Net Interest Income after Provision for Loan and Lease Losses	(28.4)	39.9	83.9	131.9	90.6	169.4	170.5	188.0	186.5

Other Income	55.8	47.8	44.1	47.4	48.0	43.8	40.1	37.7	38.7
Goodwill Impairment	-	-	609.5	-	-	-	-	-	-
All Other Expense	211.4	178.8	182.4	173.8	177.6	159.2	143.7	149.9	144.5
Income (Loss) Before Income Taxes	(184.0)	(91.1)	(663.9)	5.5	(39.0)	54.0	66.9	75.8	80.7
Income Tax Expense (Benefit)	(73.6)	(36.4)	(56.0)	2.2	(15.6)	21.6	26.8	30.3	32.3

Segment Income (Loss)	($110.4)	($54.7)	($607.9)	$3.3	($23.4)	$32.4	$40.1	$45.5	$48.4

Identifiable Assets	$17,922.2	$18,322.9	$18,805.6	$19,235.2	$19,373.0	$19,373.5	$18,476.0	$17,653.7	$17,266.8

Wealth Management
Net Interest Income	$14.8	$15.0	$17.5	$15.4	$14.6	$14.5	$14.0	$13.0	$13.0
Provision for Loan and Lease Losses	6.5	10.0	16.4	1.7	2.6	2.9	1.3	0.8	1.1
Net Interest Income after Provision for Loan and Lease Losses	8.3	5.0	1.1	13.7	12.0	11.6	12.7	12.2	11.9

Other Income	68.5	64.9	66.1	73.2	77.8	74.3	71.0	68.1	67.6
Other Expense	68.9	56.6	95.8	79.6	65.8	60.7	58.6	57.4	54.7
Income (Loss) Before Income Taxes	7.9	13.3	(28.6)	7.3	24.0	25.2	25.1	22.9	24.8
Income Tax Expense (Benefit)	3.1	5.7	(11.7)	2.9	9.7	10.2	10.1	6.1	10.0

Segment Income (Loss)	$4.8	$7.6	($16.9)	$4.4	$14.3	$15.0	$15.0	$16.8	$14.8

Identifiable Assets	$1,690.6	$1,676.2	$1,688.3	$1,600.3	$1,513.5	$1,484.3	$1,551.3	$1,313.9	$1,250.9

Treasury
Net Interest Income	($33.5)	($14.6)	$17.0	$21.6	$19.8	$1.5	$1.0	$6.7	$2.9
Provision for Loan and Lease Losses	-	-	-	-	-	-	-	-	-
Net Interest Income after Provision for Loan and Lease Losses	(33.5)	(14.6)	17.0	21.6	19.8	1.5	1.0	6.7	2.9

Other Income	59.4	11.9	14.7	12.0	11.2	11.0	10.8	19.8	8.0
Other Expense	18.2	10.9	7.7	5.0	4.4	3.8	77.5	3.3	3.4
Income (Loss) Before Income Taxes	7.7	(13.6)	24.0	28.6	26.6	8.7	(65.7)	23.2	7.5
Income Tax Expense (Benefit)	3.1	(5.4)	9.6	11.4	10.6	3.5	(26.3)	9.3	3.0

Segment Income (Loss)	$4.6	($8.2)	$14.4	$17.2	$16.0	$5.2	($39.4)	$13.9	$4.5

Identifiable Assets	$7,240.5	$8,866.8	$8,674.3	$8,476.2	$8,802.2	$8,951.8	$8,918.0	$9,042.3	$8,026.3

Marshall & Ilsley Corporation

Annual Financial Information

	YEARS ENDED DECEMBER 31,

	2008	2007	2006	2005	2004
PER COMMON SHARE DATA
Diluted:
Income (Loss) from Continuing Operations	($7.92)	$1.87	$2.54	$2.49	$2.32
Net Income (Loss)	(7.92)	4.34	3.17	2.99	2.66
Basic:
Income (Loss) from Continuing Operations	(7.92)	1.91	2.60	2.54	2.37
Net Income (Loss)	(7.92)	4.42	3.24	3.06	2.72
Dividend Declared per Common Share	1.27	1.20	1.05	0.93	0.81
Book Value per Common Share	17.58	26.86	24.24	20.27	17.51

Common Shares Outstanding (millions):
Average - Diluted	259.6	265.5	254.6	236.0	227.5
End of Period	265.3	263.5	255.5	235.4	227.3

INCOME STATEMENT ($millions)

Net Interest Income (FTE)	$1,808.6	$1,644.4	$1,537.6	$1,323.7	$1,210.6
Provision for Loan & Lease Losses	2,037.7	319.8	50.6	44.8	38.0

Wealth Management	282.2	262.8	221.6	191.7	175.1
Service Charge on Deposits	146.2	120.6	106.7	101.9	107.1
Mortgage Banking	26.0	34.1	52.4	50.5	34.7
Net Investment Securities Gains	17.2	34.8	9.7	45.5	35.4
Derivative Loss - Discontinued Hedges	-	-	(18.4)	-	-
Bank-Owned Life Insurance Revenue	35.9	37.7	29.1	27.1	27.3
Other	240.6	239.1	180.6	156.9	147.7
Total Non-Interest Revenues	748.1	729.1	581.7	573.6	527.3

Salaries & Employee Benefits	723.2	659.9	613.4	549.8	494.5
Net Occupancy and Equipment	126.9	112.0	104.0	85.3	80.0
Software Expenses	24.7	21.1	18.0	13.1	9.6
Processing Charges	132.0	135.1	124.2	101.3	92.9
Supplies,Printing, Postage and Delivery	42.1	42.5	41.4	38.0	38.0
FDIC Insurance	17.3	4.0	3.7	3.3	3.2
Professional Services	72.0	42.4	34.1	30.5	29.4
Intangible Amortization	24.3	20.6	18.6	13.1	16.9
Goodwill Impairment	1,535.1	-	-	-	-
Other	296.5	277.3	126.1	120.0	117.2
Total Non-Interest Expenses	2,994.1	1,314.9	1,083.5	954.4	881.7

Tax Equivalent Adjustment	27.9	28.2	30.1	33.3	32.2
Pre-Tax Income (Loss)	(2,503.0)	710.6	955.1	864.8	786.0
Provision (Benefit) for Income Taxes	(459.5)	213.7	307.4	278.1	257.0

Income (Loss) from Continuing Operations	(2,043.5)	496.9	647.7	586.7	529.0

Discontinued Operations, net of tax
Separation Transaction Costs	-	(25.3)	-	-	-
Gain on Sale of Metavante	-	525.6	-	-	-
Metavante Net Income	-	153.7	160.1	119.5	76.9
Net Income (Loss) Attributable to M&I	($2,043.5)	$1,150.9	$807.8	$706.2	$605.9
Preferred Dividends	(12.7)	-	-	-	-
Net Income (Loss) Attributable to Common Shareholders	($2,056.2)	$1,150.9	$807.8	$706.2	$605.9

Marshall & Ilsley Corporation

Annual Financial Information

	DECEMBER 31,

	2008	2007	2006	2005	2004
ASSETS - END OF PERIOD ($millions)
Cash & Due From Banks	$851	$1,369	$1,202	$1,111	$790
Trading Assets	518	125	36	30	18
Short - Term Investments	231	462	253	271	160
Investment Securities	7,668	7,818	7,405	6,319	6,083
Loan to Metavante	-	-	982	982	1,022
Loans & Leases:
Commercial Loans & Leases:
Commercial Loans	14,880	13,794	12,048	9,566	8,482
Commercial Lease Financing	562	533	539	500	406
Total Commercial Loans & Leases	15,442	14,327	12,587	10,066	8,888
Commercial Real Estate
Commercial Real Estate	12,542	11,096	10,236	8,406	8,164
Commercial Construction & Development	5,063	4,958	4,115	2,015	1,175
Total Commercial Real Estate	17,605	16,054	14,351	10,421	9,339
Residential Real Estate:
Residential Real Estate	5,734	4,592	4,000	3,298	3,399
Residential Construction & Development	3,980	5,153	5,032	3,798	1,090
Total Residential Real Estate	9,714	9,745	9,032	7,096	4,489
Personal Loans & Leases:
Personal Loans	1,929	1,560	1,458	1,622	1,537
Personal Lease Financing	213	197	165	132	132
Home Equity Loans & Lines	5,082	4,413	4,342	4,834	5,149
Total Consumer Loans & Leases	7,224	6,170	5,965	6,588	6,818
Total Loans & Leases	49,985	46,296	41,935	34,171	29,534
Reserve for Loan & Lease Losses	(1,202)	(496)	(421)	(364)	(358)
Premises and Equipment, net	565	470	436	353	338
Goodwill & Intangibles	763	1,808	1,573	897	913
Other Assets	2,957	1,997	1,511	1,289	1,180
Total Assets of Continuing Operations	62,336	59,849	54,912	45,059	39,680
Assets of Discontinued Operations	-	-	1,318	1,154	757
Total Assets	$62,336	$59,849	$56,230	$46,213	$40,437

LIABILITIES - END OF PERIOD ($millions)

Deposits:
Noninterest Bearing	$6,880	$6,174	$6,144	$5,547	$4,911
Interest Bearing:
Savings & NOW	3,454	3,062	3,024	2,958	3,387
Money Market	10,753	10,841	9,057	7,500	6,730
Time Deposits	18,072	12,507	12,822	9,383	8,345
Foreign Deposits	1,864	2,607	3,580	2,819	3,593
Total Interest Bearing Deposits	34,143	29,017	28,483	22,660	22,055
Total Deposits	41,023	35,191	34,627	28,207	26,966
Short - Term Borrowings	4,058	6,811	3,609	3,019	1,933
Long - Term Borrowings	9,614	9,873	10,842	9,273	6,618
Other Liabilities	1,371	931	889	812	738
Liabilities of Discontinued Operations	-	-	43	99	175
Total Liabilities	56,066	52,806	50,010	41,410	36,430

EQUITY - END OF PERIOD ($millions)

Preferred Equity	1,636	-	-	-	-
Common Equity	4,782	7,086	6,168	4,772	3,928
Unrealized Gains (Losses) on Securities	(57)	(10)	(22)	(36)	31
Unrealized Gains (Losses) on Derivatives	(103)	(47)	-	(1)	(8)
Postretirement Benefits - Funded Status	2	4	5	-	-
Accumulated Other Comprehensive Income	(158)	(53)	(17)	(37)	23
Total Common Equity	4,624	7,033	6,151	4,735	3,951
Marshall & Ilsley Corporation Shareholders' Equity	6,260	7,033	6,151	4,735	3,951
Noncontrolling Interest in Subsidiaries	10	10	69	68	56
Total Equity	6,270	7,043	6,220	4,803	4,007

Total Liabilities & Equity	$62,336	$59,849	$56,230	$46,213	$40,437

Marshall & Ilsley Corporation

Annual Financial Information

	YEARS ENDED DECEMBER 31,
	2008	2007	2006	2005	2004
AVERAGE ASSETS ($millions)

Cash & Due From Banks	$898	$1,005	$974	$923	$814
Trading Assets	197	57	46	27	22
Short - Term Investments	427	352	297	229	163
Investment Securities	7,612	7,496	6,968	6,180	5,871
Loan to Metavante	-	818	982	994	535
Loans & Leases:
Commercial Loans & Leases:
Commercial Loans	14,841	12,672	11,175	8,955	7,621
Commercial Lease Financing	521	515	516	439	397
Total Commercial Loans & Leases	15,362	13,187	11,691	9,394	8,018
Commercial Real Estate
Commercial Real Estate	11,840	10,564	9,726	8,246	7,659
Commercial Construction & Development	5,442	4,558	3,413	1,743	1,097
Total Commercial Real Estate	17,282	15,122	13,139	9,989	8,756
Residential Real Estate:
Residential Real Estate	5,504	4,214	3,676	3,209	2,855
Residential Construction & Development	4,723	5,252	4,454	2,543	840
Total Residential Real Estate	10,227	9,466	8,130	5,752	3,695
Personal Loans & Leases:
Personal Loans	1,732	1,417	1,479	1,522	1,634
Personal Lease Financing	202	181	145	128	155
Home Equity Loans & Lines	4,902	4,277	4,540	4,988	4,765
Total Consumer Loans & Leases	6,836	5,875	6,164	6,638	6,554
Total Loans & Leases	49,707	43,650	39,124	31,773	27,023
Reserve for Loan & Lease Losses	(878)	(448)	(406)	(363)	(360)
Premises and Equipment, net	529	459	415	330	330
Goodwill & Intangibles	2,240	1,739	1,410	908	920
Other Assets	2,398	1,816	1,518	1,319	1,241
Total Assets of Continuing Operations	63,130	56,944	51,328	42,320	36,559
Assets of Discontinued Operations	-	1,266	1,323	964	604
Total Assets	$63,130	$58,210	$52,651	$43,284	$37,163

Memo:
Average Earning Assets	$57,943	$52,373	$47,417	$39,203	$33,614
Average Earning Assets Excluding Investment Securities
Unrealized Gains / (Losses)	$57,985	$52,422	$47,503	$39,198	$33,571

AVERAGE LIABILITIES ($millions)

Deposits:
Noninterest Bearing	$5,858	$5,470	$5,361	$4,973	$4,604
Interest Bearing:
Savings & NOW	3,249	2,905	3,031	3,096	3,388
Money Market	11,016	10,473	8,297	7,053	6,176
Time Deposits	16,392	12,293	12,603	9,239	8,007
Foreign Deposits	2,760	2,928	2,844	2,346	2,235
Total Interest Bearing Deposits	33,417	28,599	26,775	21,734	19,806
Total Deposits	39,275	34,069	32,136	26,707	24,410
Short - Term Borrowings	6,163	4,694	3,638	2,925	2,908
Long - Term Borrowings	9,749	11,534	10,071	8,190	5,324
Other Liabilities	981	1,042	976	824	731
Liabilities of Discontinued Operations	-	149	163	225	169
Total Liabilities	56,168	51,488	46,984	38,871	33,542

AVERAGE EQUITY ($millions)

Marshall & Ilsley Corporation Shareholders' Equity	6,952	6,680	5,601	4,357	3,564
Noncontrolling Interest in Subsidiaries	10	42	66	56	57
Total Equity	6,962	6,722	5,667	4,413	3,621

Total Liabilities & Equity	$63,130	$58,210	$52,651	$43,284	$37,163

Memo:
Average Interest Bearing Liabilities	$49,329	$44,827	$40,484	$32,849	$28,038

Marshall & Ilsley Corporation

Annual Financial Information

	2008	2007	2006	2005	2004

KEY RATIOS

Net Interest Margin (FTE) / Avg. Earning Assets	3.12%	3.14%	3.24%	3.38%	3.61%
Interest Spread (FTE)	2.67	2.47	2.60	2.88	3.29

Efficiency Ratio	n.m.	56.0	51.3	50.7	50.8

Return on Assets - Income from Continuing Operations	n.m.	0.87	1.26	1.39	1.45
Return on Assets - Net Income	n.m.	1.98	1.53	1.63	1.63

Return on M&I Shareholders' Equity - Income from Continuing Operations	n.m.	7.44	11.56	13.46	14.84
Return on M&I Shareholders' Equity - Net Income	n.m.	17.23	14.42	16.21	17.00

Equity / Assets (End of Period) (b)	10.1	11.8	11.0	10.4	9.9

MARGIN ANALYSIS (a)

Loans and Leases:
Commercial Loans & Leases	5.56%	7.52%	7.38%	6.06%	4.94%
Commercial Real Estate	6.02	7.49	7.41	6.27	5.50
Residential Real Estate	5.90	7.16	7.05	6.13	5.53
Home Equity Loans & Lines	6.28	7.48	7.28	6.28	5.49
Personal Loans & Leases	6.38	7.73	7.24	6.06	5.17
Total Loans & Leases	5.89	7.43	7.30	6.17	5.31
Due from Metavante	-	4.40	4.40	4.39	4.28
Investment Securities	4.77	5.27	5.21	5.01	4.95
Trading Securities	1.51	1.95	1.45	0.90	1.26
Short-Term Investments	2.11	5.11	4.94	3.25	1.28
Interest Income (FTE) / Avg. Interest Earning Assets	5.70%	7.05%	6.91%	5.92%	5.21%
Interest Bearing Deposits:
Savings & NOW	0.57%	1.28%	1.24%	0.79%	0.68%
Money Market	1.92	4.23	4.04	2.48	0.87
Time Deposits	3.80	4.94	4.54	3.15	2.21
Foreign Deposits	1.81	4.92	4.88	3.09	1.22
Total Interest Bearing Deposits	2.70	4.31	4.05	2.59	1.42
Short - Term Borrowings	2.27	5.04	5.13	3.63	2.10
Long - Term Borrowings	4.66	5.07	4.73	4.03	3.68
Interest Expense / Avg. Interest Bearing Liabilities	3.03%	4.58%	4.31%	3.04%	1.92%
Net Interest Margin (FTE) / Avg. Earning Assets	3.12%	3.14%	3.24%	3.38%	3.61%
Interest Spread (FTE)	2.67%	2.47%	2.60%	2.88%	3.29%

CREDIT QUALITY ($millions)

Nonaccrual Loans & Leases	$1,457.8	$686.9	$264.9	$134.7	$127.8
Nonaccrual Loans Held for Sale	69.2	-	-	-	-
Total Nonperforming Loans & Leases	$1,527.0	$686.9	$264.9	$134.7	$127.8
Other Real Estate Owned (OREO)	320.9	115.1	25.5	8.9	8.0
Total Nonperforming Assets (c)	$1,847.9	$802.0	$290.4	$143.6	$135.8

Renegotiated Loans	$270.3	$224.4	$0.1	$0.2	$0.2

Loans Past Due 90 Days or More	$14.5	$13.9	$3.0	$5.7	$4.4

Notes:	(a)	Based on average balances excluding fair value adjustments for available for sale securities.
	(b)	Includes preferred equity and noncontrolling interest in subsidiaries.
	(c)	Beginning with the second quarter of 2009, the Corporation modified its definition of nonperforming loans & leases and nonperforming assets to exclude renegotiated loans and loans past due 90 days or more because these loans were performing in accordance with their current terms. Prior periods presented have been adjusted for this reclassification.

Marshall & Ilsley Corporation

Annual Financial Information

	2008	2007	2006	2005	2004
CREDIT QUALITY RATIOS

Net Charge-Offs / Average Loans & Leases	2.74%	0.59%	0.10%	0.12%	0.11%
Loan & Lease Loss Reserve / Period-End Loans & Leases	2.41	1.07	1.00	1.06	1.21
Nonperforming Assets / Period-End Loans & Leases and OREO	3.67	1.73	0.69	0.42	0.46
Nonperforming Loans & Leases / Period-End Loans & Leases	3.05	1.48	0.63	0.39	0.43
Loan & Lease Loss Reserve / Nonperforming Loans & Leases (a)	82	72	159	270	280

RECONCILIATION OF RESERVE FOR LOAN & LEASE LOSSES (b)
($ millions)

Beginning Balance	$496.2	$420.6	$363.8	$358.1	$349.6
Provision for Loan and Lease Losses	2,037.7	319.8	50.6	44.8	38.0
Allowance of Banks & Loans Acquired	32.1	11.7	45.2	-	0.0
Loans and Leases Charged Off:
Commercial	178.4	85.8	16.3	21.5	16.8
Real Estate	1,186.4	163.9	22.7	21.2	13.3
Personal	27.4	19.7	14.5	15.6	12.8
Leases	2.2	1.9	1.9	1.2	8.0
Total Charge-Offs	1,394.4	271.3	55.4	59.5	50.9
Recoveries on Loans and Leases:
Commercial	7.5	6.7	6.9	11.8	12.6
Real Estate	16.4	2.9	2.7	2.7	3.9
Personal	4.9	3.9	4.2	3.1	3.3
Leases	1.8	1.9	2.6	2.8	1.6
Total Recoveries	30.6	15.4	16.4	20.4	21.4
Net Loan and Lease Charge-offs	1,363.8	255.9	39.0	39.1	29.5
Ending Balance	$1,202.2	$496.2	$420.6	$363.8	$358.1

Notes:	(a)	Excludes nonaccrual loans held for sale.
	(b)	May not add due to rounding.